UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 18, 2005
                                                ______________________________


                Independence Community Bank Corp.
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)


            Delaware                   000-23229                   11-3387931
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



195 Montague Street, Brooklyn, New York                            11201
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (718) 722-5300
                                                  ____________________________



                            Not Applicable
______________________________________________________________________________
     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01   Other Events
            ------------

     Independence Community Bank Corp. ("ICBC") is currently presenting for shareholder approval at the Annual Meeting of Shareholders being held on May 26, 2005 the 2005 Stock Incentive Plan (the "2005 Plan"). Subject to the approval of the 2005 Plan by shareholders, ICBC has committed to not issue subsequent to the date hereof any additional options or restricted stock awards remaining available for grant under any prior plans. Outstanding grants under these plans would not be affected.



























                                    2


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INDEPENDENCE COMMUNITY BANK CORP.



Date:  May 18, 2005            By: /s/ John K. Schnock
                                  ----------------------------------
                                  John K. Schnock
                                  Senior Vice President, Secretary
                                   and Counsel
































                                    3